Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,750,000.00
Previously Paid Amount	2,640.98
Total Fee Amount	4,229.13
Net Fee	$ 1,588.15